SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Navellier Variable Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:

         ---------------------------------------------------------------




                   NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          ONE EAST LIBERTY, THIRD FLOOR
                               RENO, NEVADA 89501

                           NAVELLIER GROWTH PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD DECEMBER 8, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Shareholders") of Navellier Variable Insurance Series Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), will be held at the offices of Navellier & Associates, Inc., the investment adviser to the Fund (the "Adviser"), One East Liberty, Third Floor, Reno, Nevada 89501, on December 8, 2000, at 10:00 a.m., local time, for the following purposes:

1. To elect three Directors to serve until their respective successors are elected and have qualified;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on November 7, 2000, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                                         By order of the Board of Directors


                                         Arjen Kuyper
                                         Secretary

Dated: November 13, 2000



--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.
--------------------------------------------------------------------------------

THE FUND'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE FUND AS OF DECEMBER 31, 1999, AND THE FUND'S SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS OF THE FUND AS OF JUNE 30, 2000, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 887-8671 OR WRITING TO THE FUND AT ONE EAST LIBERTY, THIRD FLOOR, RENO, NEVADA 89501.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE DIRECTORS OF THE FUND RECOMMEND THAT YOU CAST YOUR VOTE IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THE PROXY STATEMENT.


                              YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY FORM(S) PROMPTLY.


                   NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          ONE EAST LIBERTY, THIRD FLOOR
                                RENO, NEVADA 89501

                                ----------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 8, 2000

The enclosed proxy is being solicited by and on behalf of the Board of Directors (the "Directors" or "Board") of Navellier Variable Insurance Series Fund, Inc., a Maryland corporation ("Fund"), which consists of one Portfolio, the Navellier Growth Portfolio ("Portfolio"). This proxy is for use at a Special Meeting ("Meeting") of Shareholders ("Shareholders") of the Portfolio to be held at the offices of the Adviser, One East Liberty, Third Floor, Reno, Nevada 89501, on December 8, 2000 at 10:00 a.m., local time, and at any and all adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

VOTING

The Fund was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. American General Life Insurance Company ("American General Life") is currently the only participating life insurance company in the Fund. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), American General Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the meeting. All shares in the Fund held by American General Life will be voted by American General Life in accordance with voting instructions received from such contract owners. American General Life will vote all of the shares which it is entitled to vote in the same proportion as the votes cast by contract owners, on the issues presented, including shares which are attributable to American General Life's interests in the Fund. American General Life has fixed the close of business on December 5, 2000 as the last day for which voting instructions will be accepted.

American General Life will designate individuals who will serve as proxies at the meeting. If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by American General Life in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for the proposals. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Each proposal being considered at the meeting will be approved only if a sufficient number of votes is cast in favor of that proposal.
Accordingly, votes to abstain and votes against will have the same effect in determining whether a proposal is approved.

The Board of Directors has fixed the close of business on November 7, 2000 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to a vote at the meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 320,351.13 Shares of the Navellier Growth Portfolio outstanding. See page 10 for information concerning the substantial Shareholders of the Shares of the Fund.

The Notice, this Proxy Statement and the accompanying proxy card(s) were first mailed to Shareholders on or about November 13, 2000.

The purpose of the Special Meeting is to permit the Portfolio's Shareholders to elect three Directors.

The costs of the meeting, including the solicitation of proxies and voting instructions from contract owners, will be paid by the Adviser.

If, by the time scheduled for the meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

The Directors

The Fund may, but is not required to, hold annual meetings of shareholders for the election of Directors. The current Board of Directors has selected and nominated all nominees for election as Directors at this Special Meeting of Shareholders. The three individuals named in the table below have been nominated for election as Directors, each to hold office until his successor is duly elected and has qualified.

Following the Meeting, the Fund does not contemplate holding regular meetings of Shareholders to elect Directors or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Directors shall appoint a person to fill the vacancy for the entire unexpired term. The Fund has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Directors of the Fund.

When an investment company does not hold regular annual meetings, it is a requirement under the 1940 Act and a policy of the Fund that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of shareholders for the purpose of removing a Director. The Board will be required to promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any such Director(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of the Fund. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Director if elected; however should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Directors.

Each Director elected by the Shareholders or by the Directors shall serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

The following is a list of the names, ages and principal occupations respecting the Director nominees.

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
Harvey L. Cohen                   Of Counsel, Dietze and Davis, P.C., 1999 -
Age: 42                           present; prior thereto, Managing Shareholder,
                                  1996 to 1999; prior thereto, Associate, 1990 - 1996.

James T. Farricker                Director of Network Engineering, TeraBeam Networks,
Age: 45                           a manufacturer of laser - fiberless optics, from 1999
                                  to present;  prior thereto,  Technical  Fellow
                                  and  Chief  Engineer,  Boeing's  Computer  and
                                  Network Organization, 1984 to 1999.

Christopher Schrobilgen*          Marketing Director of the Adviser since 1994.
Age: 51


------------------

* "Interested person" as defined in the 1940 Act.


The following is a list of the names, ages, principal occupations and other information respecting the current Directors (other than Mr. Schrobilgen).


Name and Age                            Principal Occupations or Employment in
                                        Past 5 Years
-----------------------                 ---------------------------------------

Robert G. Sharp                         Director, JMC Corp., a marketing
Age: 63                                 company for annuities and mutual
                                        funds, May 1995 to present; President and Chief Executive Officer, Keyport
                                        Life Insurance Company from 1979 until his retirement in 1993.



Directors who are "interested persons" receive no compensation from the Fund. Each Director of the Fund who is not an interested person of the Fund receives a fee of $1,500 for each Board Meeting attended and $250 for each Committee Meeting attended (if held on a day on which no Board Meeting is held). For the year ended December 31, 1999, the Disinterested Directors received the following fees for service as Director:



                                                   Pension or
                               Aggregate           Retirement Benefits      Total Compensation
                               Compensation        Accrued As Part of       From Fund and
Fund Director                  from Fund           Fund Expenses            Complex
------------                   ------------------  -------------            ------------------

Robert G. Sharp                 $6,000               N/A                    $6,000



Mr. Sharp has acted as a Director of the Fund since his election to the Board of Directors in January, 1998; Mr. Schrobilgen has acted as a Director of the Fund since his election to the Board of Directors in September, 1998. No shareholder meeting of the Fund has been held since Mr. Schrobilgen was appointed to the Board. Therefore, one of the purposes of this meeting is to propose Mr. Schrobilgen for election by the shareholders.

During the last fiscal year, the Board of Directors held four meetings.

The Board of Directors has appointed an Audit Committee. The only incumbent Director who is a member of the Audit Committee is Mr. Sharp. The Audit
Committee held one meeting during the last fiscal year, which Mr. Sharp attended. The Audit Committee makes recommendations to the Board concerning the selection of the Fund's independent accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. The Disinterested Directors are responsible for the annual review of the Fund's investment advisory arrangements and any other matters requiring the approval of the Disinterested Directors under the 1940 Act. The Fund does not have a standing nominating or compensation committee of the Board.

The officers of the Fund serve for one year or until their respective successors are chosen and have qualified. The Fund's officers currently receive no compensation from the Fund but Messrs. Navellier, Kuyper and Schrobilgen are also officers of the Adviser and certain of its affiliates and receive compensation in such capacities.

The following table sets forth certain information concerning the current principal executive officers of the Fund.

                                   Positions and         Other Principal Occupations
Name and Age                       Offices with Fund     in Past 5 Years
--------------                     -------------------   ------------------------------------

Louis G. Navellier                  President            CEO and President of
One East Liberty                                         the Adviser, an
Third Floor                                              investment management
Reno, NV 89501                                           company since 1988;
Age: 42                                                  CEO and President
                                                         of Navellier Management,
                                                         Inc., one of the Portfolio
                                                         Managers for the Investment
                                                         Adviser to this Fund, The
                                                         Navellier Series Fund and
                                                         The Navellier Performance
                                                         Funds; President and CEO
                                                         of Navellier Securities
                                                         Corp., the principal
                                                         underwriter to The Navellier
                                                         Performance Funds and The
                                                         Navellier Series Fund; CEO
                                                         and President of Navellier
                                                         Fund Management, Inc.,
                                                         an investment advisory
                                                         company, since November
                                                         30, 1995.

Arjen Kuyper                        Secretary,           Chief Operating Officer
One East Liberty                    Treasurer and        of the Adviser,
Third Floor                         Principal            Navellier Management, Inc.,
Reno, NV 89501                      Accounting           Navellier Fund Management, Inc.
Age: 44                             Officer              and Navellier Securities Corp.
                                                         since 1992.


As of the Record Date, certain officers and Directors of the Fund held beneficial interests in shares of the Fund through the purchase of variable annuity or variable life insurance contracts. The amount owned beneficially by the officers and Directors, as a group, is less than one percent of the Portfolio's outstanding shares.

REQUIRED VOTE

The election of Directors shall be by the affirmative vote of the holders of a majority of the Shares entitled to vote present in person or represented by proxy at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THIS PROXY STATEMENT.


BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Adviser or customers of or affiliates of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser or its affiliates may benefit the Fund.

When selecting broker-dealers for Fund portfolio transactions, the Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund or the sale of Contracts.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. On occasion, securities may be purchased directly from the issuer. There may be customary mark-ups on principal transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund and/or possibly the Variable Annuity Contracts.

The Board of Directors of the Fund will periodically review the performance of the Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Board of Directors will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Directors will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of its business judgment, whether it would be advisable for the Fund to seek such recapture.

The Navellier Growth Portfolio paid $4,543.20 in brokerage commissions for the period ended December 31, 1999.

AUDITORS

The Trust's independent auditor is Tait, Weller & Baker. Tait, Weller & Baker audited the Fund's Annual Report for the year ended December 31, 1999.


SERVICE PROVIDERS

The address of the Adviser is One East Liberty, Third Floor, Reno, Nevada 89501. Under a separate Administrative Services Agreement, the Adviser provides the Navellier Growth Portfolio with certain administrative services. The Fund's principal underwriter is Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501. Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and cash and as the Fund's transfer agent.

SHAREHOLDER  PROPOSALS

The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


SUBSTANTIAL SHAREHOLDERS

As of the Record Date, all of the Shares of the Fund were owned by American General Life through American General Life Separate Account D. These Shares will be voted in accordance with voting instructions received from Variable Contract owners as described under "Voting." The amount owned beneficially by the officers and Directors, as a group, is less than one percent of the Portfolio's outstanding shares.


OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                                         By order of the Board of Directors,


                                         ARJEN KUYPER
                                         Secretary



Dated: November 13, 2000
Reno, Nevada

                                      PROXY

                           NAVELLIER GROWTH PORTFOLIO
                                       OF
                    NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 8, 2000

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Navellier Growth Portfolio of Navellier Variable Insurance Series Fund, Inc. ("Fund") hereby appoints _____________________________________________________,
or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on December 8, 2000 at the offices of Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect three directors to serve until their respective successors are elected and have qualified: Harvey L. Cohen, James T. Farricker and Christopher M. Schrobilgen.

    IN FAVOR
 For all nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY
 -----------------------       --------------




------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 2000


                        American General Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

NAVELLIER GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------




NAVELLIER GROWTH PORTFOLIO


              INSTRUCTIONS TO AMERICAN GENERAL LIFE INSURANCE COMPANY
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. TO BE HELD ON DECEMBER 8, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY


The undersigned hereby instructs American General Life Insurance Company (the "Company") on behalf of American General Life Insurance Company Separate Account D (the "Separate Account"), to vote all shares of the above-referenced Portfolio of NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. (the "Fund") represented by units held by the Separate Account for the undersigned at a special meeting of shareholders of the Fund to be held at 10:00 a.m., local time, on December 8, 2000, at the offices of Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501 and at any adjournment thereof, as indicated on the reverse side.



                                           Dated: ________________________, 2000


                                           -------------------------------------
                                                       Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.



INSTRUCTIONS SOLICITED ON BEHALF OF AMERICAN GENERAL LIFE INSURANCE COMPANY

AMERICAN GENERAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below.



                                    IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three directors to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: Harvey L.
   Cohen, James T. Farricker and
   Christopher M. Schrobilgen


------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED ABOVE.)



                  IMPORTANT: Please sign on the reverse side.

[Letterhead of American General Life Insurance Company]

Re: Navellier Growth Portfolio ("Portfolio"); a series of Navellier Variable Insurance Series Fund, Inc.


Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy Instructions.

The Board of Directors of Navellier Variable Insurance Series Fund, Inc. is soliciting proxies to be voted at a Special Meeting of Shareholders of the Portfolio.

You are the Owner of a Select Reserve Contract issued by American General Life Insurance Company. You have the right to instruct American General Life Insurance Company on how to vote your proportional interest in shares of the Portfolio held by American General Life's Separate Account D.

American General Life Insurance Company, on behalf of Separate Account D, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted. We urge you to examine the Proxy Statement and cast your vote by returning the Proxy instruction card in the enclosed postage paid return envelope by December 4, 2000.

If you have any questions please contact us at 1-800-200-3883.

Annuity Administration
American General Life Insurance Company